UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2023

Near Intelligence, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39843	85-3187857
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W Walnut St., Suite A-4 Pasadena, California	91124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (628) 889-7680

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)(1)	Name of each exchange on which registered
Common Stock par Value $0.0001 per Share	NIRLQ	N/A
Warrants, each exercisable for one share of Common Stock for $11.50 per share	NIRWQ	N/A

(1)	On December 19, 2023, our common stock and warrants were suspended from trading on the Nasdaq Global Market and the Nasdaq Capital Market, respectively. On December 19, 2023, our common stock and warrants began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “NIRLQ” and “NIRWQ”, respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01 Change in Registrants Certifying Accountant.

On December 20, 2023 (the “Resignation Date”), Near Intelligence, Inc. (the “Company”) received notice from UHY LLP (the “Former Auditor”) that it resigned as the Company’s independent registered public accounting firm effective as of the Resignation Date.

During the years ended December 31, 2022 and 2021 and the subsequent interim periods through the Resignation Date, there were no (i) disagreements between the Company and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused the Former Auditor to make reference thereto in their reports on the Company’s financial statements for such periods or (ii) “reportable events,” as described in Item 3.04(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

The reports of the Former Auditor on the Company’s financial statements for the years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The Company provided a copy of this disclosure to the Former Auditor and has requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter is attached as Exhibit 16.1 hereto.

Cautionary Statements Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of its bankruptcy cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the cases. The Company currently does not expect that holders of the Company’s common stock or other equity securities will receive any payment or other distribution on account of those securities in the cases given the expected sales proceeds (which is currently under the Asset Purchase Agreement consists of a credit bid) and the amount of the Debtors’ liabilities to more senior creditors. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description
16.1	Letter of UHY LLP to the Securities and Exchange Commission dated December 27, 2023
104	The cover page from Near Intelligence, Inc.’s Current Report on Form 8-K is formatted in iXBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEAR INTELLIGENCE, INC.

Date: December 27, 2023	By:	/s/ John Faieta
John Faieta
Chief Financial Officer

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